UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Cougar Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Cougar Holdings, Inc.

No. 10, Gongnong Road, Qiaokou District

Wuhan, Hubei 430035, P.R. of China

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

To be held on May 25, 2006

To our Shareholders:

The 2006 Annual Meeting of Shareholders of Cougar Holdings, Inc. will be held at the 10:00 a.m., on May 25, 2006 at 10:00 a.m. local time at our corporate offices at No. 10, Gongnong Road, Qiaokou District Wuhan, Hubei, P.R. of China. At the meeting, shareholders will consider and vote on the following matters:

•	To elect four members to our Board of Directors;

•	Ratify the appointment of PKF (Hong Kong), as our independent registered public accounting firm for the year ending December 31, 2006; and

•	Any other matter that may properly come before the meeting.

Shareholders of record at the close of business on April 24, 2006 are entitled to vote at the meeting. Your vote is important regardless of the number of shares you own. Whether you expect to attend the meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. Your prompt response is necessary to assure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

If you choose to attend the meeting, you will be asked to present valid picture identification and, if you hold your shares through a broker, you will be asked to present a copy of your brokerage statement showing your stock ownership as of April 24, 2006.

By order of the Board of Directors,

/s/ YUANKUN GAO
Chairman of the Board of Directors
Wuhan, PRC
April 28, 2006

Cougar Holdings, Inc.

No. 10, Gongnong Road, Qiaokou District

Wuhan, Hubei 430035, P.R. of China

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

May 25, 2006

This proxy statement contains information about the 2006 Annual Meeting of Shareholders of Cougar Holdings, Inc. The meeting will be held on May 25, 2006, beginning at 10:00 a.m., local time, at our corporate offices at No. 10, Gongnong Road, Qiaokou District Wuhan, Hubei, P.R. of China.

This proxy statement is furnished to our shareholders in connection with the solicitation of proxies by the Board of Directors of Cougar Holdings, Inc. for use at the annual meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted:

•	for the persons nominated by our Board to serve as our Directors; and

•	in favor of ratifying PKF (Hong Kong) as our independent registered public accounting firm for fiscal 2006.

A shareholder may revoke any proxy at any time before it is exercised by giving our corporate secretary written notice to that effect.

Our Annual Report to Shareholders for the fiscal year ended December 31, 2005 is being mailed to shareholders with the mailing of these proxy materials on or about May 5, 2006.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any shareholder upon written or oral request to:

Cougar Holdings, Inc.

Attn.: Mr. Guangyuan Hu, Secretary

No. 10, Gongnong Road

Qiaokou District

Wuhan, Hubei 430035, P.R. of China

Phone: 011-86-1380-714-8833

Email: huger@vip.163.com.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who is entitled to vote at the meeting?

Only holders of record of our common stock, par value $0.001, at the close of business on April 24, 2006, the record date for the meeting, are entitled to notice of and to participate in the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will consider and vote on the following matters:

•	Election of four members to serve as our Board of Directors until the 2007 Annual Meeting of Shareholders; and

•	Ratification of PKF (Hong Kong) as our independent registered public accounting firm for fiscal 2006.

The shareholders will also act on any other business that may properly come before the meeting.

What are the voting rights of the holders of common stock?

Each share of common stock is entitled to one vote on each matter on which it may vote. With respect to the election of directors, holders of common stock, voting as a class, will elect all of the Directors.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions below.

How can I vote?

You can vote in one of two ways. You can vote by mail or you can vote in person at the meeting.

You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I have mailed my proxy card?

Yes, you can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.”

If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date, April 24, 2006, in order to be admitted to the meeting. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting, or at least 100 shares, are present in person or by proxy.

Shares of common stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

Election of Directors. The four nominees receiving the highest number of votes cast at the meeting by the common shareholders will be elected as the Directors, regardless of whether that number represents a majority of the votes cast.

Ratification of PKF (Hong Kong) as our independent registered public accounting firm. The affirmative vote of a majority of the total number of votes cast at the meeting by the holders of common stock is needed to ratify the appointment of PKF (Hong Kong) as our the independent registered public accounting firm.

Other matters. The affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve other matters to be voted on at the meeting.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card or on a ballot voted in person at the meeting. Shares will not be voted in favor of a matter, and will not be counted as voting on a matter, if either the record holder abstains from voting on a particular matter or are broker non-votes. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

Who will count the votes?

The votes will be counted, tabulated and certified by a local notary public office, to be designated by our Board of Directors prior to the meeting. A representative of such local notary public office will serve as the inspector of elections at the meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or there is a contested election for the Board of Directors.

How does the Board of Directors recommend that shareholders vote on the proposals?

The Board of Directors recommends that shareholders vote:

•	for the election of the four nominees to serve as the Directors on the Board of Directors; and

•	for the ratification of PKF (Hong Kong) as our independent registered public accounting firm for fiscal 2006.

Will any other business be conducted at the meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the meeting. If any matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

The presiding officer at the meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our bylaws will be considered.

Only a natural person present at the Annual Meeting who either is a shareholder or is properly acting on behalf of a shareholder may make a motion or second a motion. A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

Where can I find the voting results?

We will report the voting results in our quarterly report on Form 10-Q for the second quarter of 2006, which we expect to file with the Securities and Exchange Commission in August 2006.

How and when may I submit a shareholder proposal for the 2007 Annual Meeting of Shareholders?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2007 Annual Meeting of Shareholders, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for the 2007 Annual Meeting of Shareholders at our principal corporate offices in Wuhan, Hubei, P.R. of China as set forth below no later than January 5, 2007.

If a shareholder wishes to present a proposal before the 2007 Annual Meeting of Shareholders, but does not wish to have the proposal considered for inclusion in the proxy statement and proxy card, the shareholder must also give written notice to us at the address noted below. The required notice must be received by us by January 5, 2007. If a shareholder fails to provide timely notice of a proposal to be presented at the 2007 Annual Meeting of Shareholders, the proxies designated by our Board of Directors will have discretionary authority to vote on that proposal. Any proposals or notices should be sent to:

Guangyuan, Hu, Secretary

Cougar Holdings, Inc.

No. 10, Gongnong Road, Qiaokou District

Wuhan, Hubei 430035, P.R. of China

Phone: 011-86-1380-714-8833

Fax: 011-86-27-85499001

Email: huger@vip.163.com

What are the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone by our directors, officers or employees who will receive no additional compensation for such services.

How can I obtain an Annual Report on Form 10-K?

If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2005, we will send you one without charge. Please contact:

Guangyuan, Hu, Secretary

Cougar Holdings, Inc.

No. 10, Gongnong Road, Qiaokou District

Wuhan, Hubei 430035, P.R. of China

Phone: 011-86-1380-714-8833

Fax: 011-86-27-85499001

Email: huger@vip.163.com

Whom should I contact if I have any questions?

If you have any questions about the annual meeting or your ownership of our common stock, please contact Guangyuan Hu, our secretary, at the address or telephone number listed above.

What is “householding” of annual meeting materials?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number:

Guangyuan, Hu, Secretary

Cougar Holdings, Inc.

No. 10, Gongnong Road, Qiaokou District

Wuhan, Hubei 430035, P.R. of China

Phone: 011-86-1380-714-8833

Fax: 011-86-27-85499001

Email: huger@vip.163.com

If you want to receive separate copies of the proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

PROPOSALS

ELECTION OF DIRECTORS

Our Board has nominated for election at the meeting a slate of four nominees to serve as Directors – Yuankun Gao, Hongdun Zhou, Huajun Yu and Limin Chen – all of whom are currently serving on the Board.

The directors are to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors.

The following paragraphs provide information as of the date of this proxy statement about each nominee for the Board of Directors. The information presented includes information each director has given us about his age, all positions he holds with us, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he serves as a director. Information about the number of shares of common stock beneficially owned by each director, directly or indirectly, as of April 24, 2006, appears under the heading “Security Ownership of Management.” There are no family relationships among any of our directors and executive officers.

The Board of Directors recommends that our shareholders vote “FOR” for the four nominees for election to the Board of Directors.

Nominees for Directors

Yuankun Gao, Chairman of the Board and President. Mr. Gao has been the President of Cougar Holdings since August 2005 and a director since June 2005. He was appointed Chairman of the board in August 2005. Mr. Gao has been the Chairman of the Board of Directors and the President of Linuo Group Co. Limited, a companies group engaged in multi-business operations in China since 1992. He is also the owner of Wuhan Linuo Investment Co. Limited which is a major shareholder of Wuhan Youji Industries Co. Limited. Mr. Gao began his career in 1981as a marketing manager at Shandong Yinan Industries Supply and Marketing Corporation after obtaining his master degree from business school of Shandong University. From 1986 to 1992 he worked as the managing director of Shandong Lunan Medical Glass General Corporation. From 1992 to 1994 he worked as the deputy chief of Shandong Institute of Medical Machinery Research. Mr. Gao is also the Chairman of Shandong Jinan Association of Industrial and Commercial Enterprises, Vice Chairman of Jinan Committee of Political Consultative Conference, and the Chairman of Shandong Union of Private Enterprises.

Hongdun Zhou, Chief Executive Officer and Director. Mr. Zhou has been our Chief Executive Officer of Cougar Holdings since August 2005 and a director since June 2005. He was appointed Vice-Chairman of the board in August 2005. Mr. Zhou has been the President and Managing Director of Wuhan Youji Industries Co. Limited (“Wuhan Youji”) since 1994, a director Wuhan Youji’s majority-owned subsidiary, Wuhan Youji Import & Export Co., since September 2001, and a director of the Registrant since July 2005. Mr. Zhou began his career in 1968 as a technical staff member at Wuhan Youji Hecheng Chemical Plant (presently known as Wuhan Youji Industries Co. Limited) after graduating from college. Subsequently, he has held the positions of Deputy Manager and Director at Wuhan Youji Hecheng Chemical Plant. Mr.

Zhou has been recognized as a Most Outstanding Entrepreneur in Hubei Province four times. He is also a representative of People’s Congress of both the Qiaokou District of Wuhan and the City of Wuhan.

Huajun Yu, Chief Financial Officer and Director. Mr. Yu has been the Chief Financial Officer and a director of Cougar Holdings since August 2005. Mr. Yu has substantial experience in financial management of large and medium sized enterprises, including project financing, budgeting, and internal auditing. From February 1998 to June 2002, Mr. Yu served as the Chief Financial Officer of Hi-Teck Group, Ltd. From January 1988 to January 1998, he served as the General Manager of Financing Department of China Gaoke Stock Co., Ltd. From June 2002 to August 2005, he served as the General Manager of Financing Department of Hainan Haiguo Investment Group Co. Mr. Yu has also served as a director of Linuo Solar Energy Group Co., Ltd., a Chinese public company, since May 2003 and served on its audit committee since February 2005.

Limin Chen, Chief Operating Officer and Director. Mr. Chen has been the Chief Operating Officer and a director of Cougar Holdings since August 2005. Mr. Chen has been our Senior Engineer and a vice president and director of Wuhan Youji since 1994.

RATIFY PUBLIC ACCOUNTING FIRM

Our Board of Directors has approved the selection of PKF (Hong Kong) to serve as the independent registered public accounting firm to examine our financial statements for the year ending December 31, 2006. The Board is requesting that shareholders ratify this appointment as a means of soliciting shareholders’ opinions and as a matter of good corporate practice.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting is required to ratify the selection of PKF. If the shareholders do not ratify the selection, our Board of Directors will consider any information submitted by the shareholders in connection with the selection of the independent registered public accounting firm for the next fiscal year. Even if the selection is ratified, our Board of Directors, in its discretion, or a committee designated by our Board of Directors, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board of Directors or such committee believes such a change would be in the best interest of our company and our shareholders.

We do not expect that a representative of PKF will be at the annual meeting. As a result, no representative of PKF will be available to respond to shareholders’ questions.

The board recommends that you vote “for” the ratification of PKF (Hong Kong) as our independent registered public accounting firm.

EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the designation of, the Board of Directors. All of our executive officers are employed on a full-time basis. No family relationship exists between any of our executive officers or directors. Our executive officers, together with their respective ages and certain biographical information, are as set forth below.

NAME	AGE	POSITION
Yuankun Gao	48	Chairman of the Board and President
Hongdun Zhou	58	Chief Executive Officer and Director
Huajun Yu	42	Chief Financial Officer and Director
Limin Chen	50	Chief Operating Officer and Director
Guangyuan Hu	52	Secretary

Yuankun Gao, Chairman of the Board and President. See information under the heading “Election of Directors” of this Proxy Statement.

Hongdun Zhou, Chief Executive Officer and Director. See information under the heading “Election of Directors” of this Proxy Statement.

Huajun Yu, Chief Financial Officer and Director. See information under the heading “Election of Directors” of this Proxy Statement.

Limin Chen, Chief Operating Officer and Director. See information under the heading “Election of Directors” of this Proxy Statement.

Guangyuan Hu, Secretary. Mr. Hu has been the Secretary of Cougar Holdings since August 2005. Mr. Hu has served as the corporate secretary and a director of Wuhan Youji since November 2003 and has been the President of Wuhan Linuo Investment Co. Limited since July 2003. Mr Hu has substantial experience in financing and financial management and control of a company. Serving as a credit manager of Standard Chartered Bank and Construction Bank of China for about 10 years, Mr. Hu is also experienced in banking management, project financing and investment.

Code of Conduct

We adopted a Code of Ethics that applies to our executive officers and directors. We will provide, without charge, a copy of the Code of Ethics on the written request of any person addressed to us at, Cougar Holdings Inc., Attn: Guangyuan Hu, Secretary, 10 Gongnong Rd, Qiaokou District, Wuhan 430035, PRC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by the SEC regulations to furnish us with copies of all such reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners were current and timely filed during 2005, except as set forth in the table below:

Name	Officer/Director/10% Shareholder	Status of Sec. 16 Filings
Yuankun Gao	President/Chairman of the Board/10% shareholder	Form 3 filed late
Hongdun Zhou	Chief Executive Officer/Director	Form 3 filed late
Huajun Yu	Chief Financial Officer/Director	Form 3 filed late
Limin Chen	Chief Operating Officer/Director	Form 3 filed late
Terry G. Cook (1)	10% shareholder	Three Form 4s filed late
Cam Dalgliesh (2)	10% shareholder	One Form 4 not filed
Wuhan Youji Employee Trust	10% shareholder	Form 3 filed late

(1)	Mr. Cook owns 381,500 shares directly and owns 1,045,333 indirectly through his control of Hudson Capital Corporation. Mr. Cook was Cougar Holdings, Inc.’s President and Chief Executive Officer until June 30, 2005.

(2)	Mr. Dalgliesh was a director until June 30, 2005.

EXECUTIVE COMPENSATION

The following table shows compensation earned during fiscal years ended December 31, 2005, 2004 and 2003 by our chief executive officer and four highest paid officers. During fiscal years ended 2005, 2004 and 2003, no director, officer or employee received or accrued any compensation in cash or otherwise of $100,000 or more.

Summary Compensation Table

	Annual Compensation						Long Term Compensation
							Awards		Payouts
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation		Restricted Stock Awards	Securities Underlying Options	LTIP Payouts	All Other Compensation
Yuankun Gao President	2005	0	0		0		0	0	0	0
	2004	0	0		0		0	0	0	0
	2003	0	0		0		0	0	0	0
Terry G. Cook President and CEO(1)	2005	0	0		0		0	0	0	0
	2004	0	8,000	(2)	0		0	0	0	0
	2003	0	0		(48,000	)(3)	0	0	0	0
Hongdun Zhou Chief Executive Officer	2005	$37,220	0		$9,305	(4)	0	0	0	0
	2004	$15,350	0		$1,812	(4)	0	0	0	0
	2003	$15,550	0		$3,623	(4)	0	0	0	0
Huajun Yu Chief Financial Officer	2005	0	0		0		0	0	0	0
	2004	0	0		0		0	0	0	0
	2003	0	0		0		0	0	0	0
Limin Chen Chief Operating Officer	2005	$26,050	0		$3,877	(4)	0	0	0	0
	2004	$10,750	0		$755	(4)	0	0	0	0
	2003	$10,880	0		$1,510	(4)	0	0	0	0

(1)	Mr. Cook served as the President and Chief Executive Officer of Cougar Holdings, Inc. until June 30, 2005.

(2)	In October 2004, Mr. Cook received 400,000 shares of common stock for consulting services valued at $8,000.

(3)	Hudson Capital Corporation had accrued compensation of $48,000 from Cougar Holdings for management and administrative services since Cougar’s inception on June 2, 1999 until June 30, 2001. On June 30, 2003 Hudson reversed all charges for management and administrative services for the above period. Mr. Terry G. Cook is the President and controlling shareholder of Hudson Capital Corporation. The accrued management and administrative fees were never paid to Hudson and were outstanding until they were reversed on June 30, 2003 by Hudson Capital Corporation.

(4)	Represents dividends paid by Wuhan Youji Import & Export Co.

Compensation Arrangements

We do not have employment agreements with any of the persons named in the Summary Compensation Tables.

Stock Incentive Plans

In April, 2005, the Board of Directors of Cougar Holdings Inc. unanimously adopted the Cougar Holdings Inc. 2005 Stock Incentive Plan. The aggregate number of shares of common stock that may be issued under this plan is 800,000. In May 2005, Cougar Holdings issued to three consultants an aggregate of 789,750 shares of common stock reserved under the plan. There are 10,250 remaining shares of common stock reserved for issuance under the plan. We will not issue any additional shares under this plan.

In October, 2004, Cougar Holdings Inc. approved the Cougar Holdings Inc. 2004 Stock Incentive Plan. The aggregate number of shares of common stock that may be issued under this plan is 400,000. In October 2004, Cougar Holdings issued to its president and a director, Terry Cook, 400,000 shares of common stock reserved under the plan. As a result, there are no remaining shares of common stock reserved for issuance under the plan.

Defined Contribution Plan

We have a defined contribution plan for all qualified employees in the PRC. We and our employees are each required to make contributions to the plan at the rates specified in the plan. Our only obligation with respect to retirement scheme is to make the required contributions under the plan. No forfeited contribution is available to reduce the contribution payable in the future years. We contributed $321,379, $332,582 and $293,279 for the years ended December 31, 2005, 2004 and 2003, respectively.

Stock Option Grants

We did not grant any stock options during the fiscal year ended December 31, 2005.

Aggregated Option/SAR Exercises and Year End Option/SAR Values in Last Fiscal Year

We did not have any outstanding stock options or SARs during the fiscal year ended December 31, 2005.

Equity Compensation Plan Information

The following table summarizes our equity compensation plans for officers, directors, employees and consultants as of December 31, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	None	N/A	None
Equity compensation plans not approved by security holders	None	N/A	None
Total

Compensation of Directors

Currently, all of our directors are also employees. Employee directors do not receive compensation for their service as directors.

Our Board and Committees of the Board

Our Board has affirmatively determined that none of our directors is independent within the meaning of the Nasdaq Stock Market listing standards.

Our Board has affirmatively determined that all of our directors are independent from PKF (Hong Kong), our independent registered public accounting firm, within the meaning by the independence standards of Nasdaq Stock Market.

Our Board does not have an audit committee or a compensation committee. Our full Board of Directors will perform the functions of our audit and compensation committees. Our board concluded that Mr. Huajun Yu, a director and our Chief Financial Officer, qualifies as an “audit committee financial expert” as defined the SEC rules.

The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or, subject to certain notice requirements, by any shareholder entitled to vote for the election of directors.

Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.

Board Meetings

Our board met eleven times during the first six months of 2005. Each director participated in all of these board meetings. Our board met once during the last six months of 2005. Each director participated in this meeting. Our board acted by unanimous written consent twice during the last six months of 2005. We do not have a policy with regard to director attendance at the Annual Meeting.

Performance Graph

The following Performance Graph compares our cumulative total shareholder return on shares of our Common Stock for a fifteen month period with the cumulative total return of the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) and the Standard & Poor’s Diversified Chemicals Index (the “S&P Chemicals Index”). The graph assumes the investment of $100 on October 19, 2004, the day our common stock began trading on the NASD Over-the Counter Bulletin Board, in shares of our common stock, and an investment of $100 on September 30, 2004 in each of the S&P 500 Index and the S&P Chemicals Index and the reinvestment of dividends.

COMPARISON OF 15 MONTH CUMULATIVE TOTAL RETURN*

AMONG COUGAR HOLDINGS INC., THE S & P 500 INDEX

AND THE S & P DIVERSIFIED CHEMICALS INDEX

*	$100 invested on 10/19/04 in stock or on 9/30/04 in index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

We cannot give you any assurance as to future trends in the cumulative total return on shares of our Common Stock or of the indices used above, and we do not make or endorse any predictions as to future stock performance. No portion of the foregoing information contained under the heading “Performance Graph” shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference this Proxy Statement in its entirety, except to the extent that we specifically incorporate such information or a portion of it by reference. In addition, such information shall not otherwise be deemed to be “soliciting material” or to be “filed” under either of these Acts.

OWNERSHIP OF OUR SECURITIES

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding each person known by us to be the beneficial owner of more than 5% of our common stock, excluding persons who are our executive officers, directors or director nominees, as of April 24, 2006.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OUTSTANDING
Wuhan Youji Employee Trust (1) 10 Gongnong Rd. Qiaokou District Wuhan 430035, PRC	5,867,546	29.3%
Wuhan Linuo Investment Co. Limited (2) 10 Gongnong Rd. Qiaokou District Wuhan 430035, PRC	5,840,023	29.2%
Terry G. Cook (3) 10655 NE 4th Street, Suite 400 Bellevue, WA 98004	1,426,833	7.1%

(1)	In accordance with Article 10 of the Management Regulations for the Employee Trust of Wuhan Youji Industries Co., Ltd., Mr. Huang Saodi, the Chairman of the Council of the Employee Trust, has the power to vote and to dispose of the Cougar Holdings shares held by the Trust.

(2)	Our Chairman and President, Yuankun Gao, controls these shares through his control of Wuhan Linuo Investment Co. Limited.

(3)	Terry G. Cook owns 381,500 shares directly and owns 1,045,333 indirectly through his control of Hudson Capital Corporation.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of our common stock as of April 24, 2006. The information in this table provides the ownership information for

•	each of our directors and director nominees,

•	each of our executive officers, and

•	our executive officers, directors and director nominees as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner is Cougar Holdings, Inc., c/o Wuhan Youji Industries Company, Ltd., 10 Gongnong Rd, Qiaokou District, Wuhan 430035, PRC.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENTAGE OUTSTANDING
Yuankun Gao President and Chairman of the Board	5,840,023	(1)	29.2%
Hongdun Zhou Chief Executive Officer and Director	716,743		3.6%
Huajun Yu Chief Financial Officer and Director	0		0%
Limin Chen Chief Operating Officer and Director	71,674		<1%
All Executive Officers and Directors as a Group (4 persons)	6,628,440	(1)	33.1%

(1)	Includes 5,840,023 shares of common stock owned by Wuhan Linuo Investment Co. Limited, which is controlled by Mr. Gao.

CERTAIN TRANSACTIONS

Cougar Holdings, Inc — Prior to Acquisition of Wuhan Youji on July 1, 2005

Hudson Capital Corporation, a company controlled by Cougar’s President, Terry G. Cook, has since the company’s inception advanced funds for the company’s administrative and operating expenses. Prior to the acquisition of Wuhan Youji, Hudson Capital Corporation owned approximately 94% of the outstanding common stock of Cougar Holdings Inc. On July 1, 2005, Mr Cook resigned as a director and all of his officer positions with Cougar Holdings.

Financing Transactions

Hudson Capital has provided management and office services to Cougar Holdings since its inception. During the year ended June 30, 2005, Hudson Capital advanced $2,036 to Cougar Holdings for the continuation of the company’s operations. Hudson Capital also purchased from the company equipment for $200. During the year ended June 30, 2004, Hudson Capital advanced $1,732 to the company for its operations. Hudson Capital waived the outstanding balance during the year.

Equity Transactions

On October 20, 2004, Cougar Holdings Inc. issued to Terry Cook 400,000 shares of common stock under the Cougar Holdings Inc. 2004 Stock Incentive Plan for consulting services.

As part of the acquisition of Wuhan Youji, Hudson Capital surrendered 747,751 shares of Cougar Holdings’ common stock to Cougar Holdings without any additional consideration.

In May 2005, Cougar Holdings declared a distribution dividend of all of its shares of common stock of Western Gems Inc., a wholly owned subsidiary company owning the WC1 and WC2 mineral claims previously owned by Cougar Holdings, to the holders of record of Cougar Holding’s common stock, as of the close of business on May 2, 2005, on the basis of one Western Gems Inc. voting common share for each ten shares of Cougar Holding’s common stock. As the largest shareholder of Cougar, Hudson Capital and Mr. Cook received approximately 94% of the stock of Western Gems.

Wuhan Youji

Wuhan Youji Import & Export Co.

We own 51% of Wuhan Youji Import & Export Co. The remaining 49% is owned by various persons, including two of our executive officers and directors. Hongdun Zhou, our Chief Executive Officer and a director, the second largest shareholder of Import & Export, owns 4%. Limin Chen, our Chief Operating Officer and a director, owns 1.6%. Other than a proportionate interest in dividends, none of our executive officers or directors is compensated by Wuhan Youji Import & Export Co.

Operations

Our Chief Operating Officer and a director, Mr. Limin Chen is also an Executive Director of Hubei Zaoyang Jinma Chemical Inc. (“Jinma”). Jinma mainly manufactures cyanides and other highly poisonous products. Since 2002, Jinma has been manufacturing such products for Wuhan Youji at market prices. The amount of such products sold has not exceeded $2.2 million for any year. Hongdun Zhou, our Chief Executive Officer and a director, and Mr. Chen are shareholders of Jinma. They received in 2005 cash dividends from Jinma in the amount of $34,740 and $26,000, respectively.

We believe that the terms of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm’s length basis. To the extent we may enter into any agreements with related parties in the future, the Board of Directors has determined that such agreements must be on similar terms.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

We paid the following fees to PKF (Hong Kong), our independent auditor, during the years ended December 31, 2005 and 2004.

Year Ending	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
December 31, 2005	$70,000	$30,000	$0	$0
December 31, 2004	$110,000	$0	$0	$0

Pre-approval Policy and Procedures

Our Board of Directors has not yet adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors.

COMMUNICATIONS FROM SHAREHOLDERS AND

NOMINATIONS FOR DIRECTORS

We do not currently have a nominating committee. Our Board of Directors may consider candidates recommended by our shareholders as well as from other sources such as directors and officers, third party search firms or other appropriate sources. For all potential candidates, our Board may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, conflicts of interest, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our shareholders. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources.

If a shareholder wishes simply to propose a candidate for consideration as a nominee by the Board of Directors, it should submit any pertinent information regarding the candidate to

Guangyuan, Hu, Secretary

Cougar Holdings, Inc.

No. 10, Gongnong Road, Qiaokou District

Wuhan, Hubei 430035, P.R. of China

Phone: 011-86-1380-714-8833

Fax: 011-86-27-85499001

Email: huger@vip.163.com

If a shareholder wishes to nominate a candidate to be considered for election as a director at an annual meeting of shareholders using the procedures set forth in our Bylaws, it must follow the procedures described below.

Nominations of persons for election to our Board of Directors may be made at a meeting of shareholders by any of our shareholders entitled to vote in the election of Directors at the meeting who complies with the following notice procedures.

Such nominations must be made pursuant to timely notice in writing to our secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by our secretary not later than the close of business on the 120th day prior to the first anniversary of the date of the proxy statement delivered to shareholders in connection with the preceding year’s annual meeting; provided, however, that if either:

•	the date of the annual meeting is advanced more than 30 days or delayed (other than as a result of adjournment) more than 60 days from such an anniversary date, or

•	no proxy statement was delivered to shareholders in connection with the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation.

The term “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Such shareholder’s notice shall set forth, as to each person whom the shareholder proposes to nominate for election or re-election as a director:

•	the name, age, business address and residence address of such person;

•	the principal occupation or employment of such person;

•	the class and number of shares of our company which are beneficially owned by such person;

•	a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder; and

•	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected).

Such shareholder’s notice shall also set forth, as to such shareholder giving notice:

•	a representation that the shareholder is a holder of record of stock of our company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the name and address, as they appear on our company’s books, of the shareholder making such nomination,

•	the class and number of shares of the corporation which are beneficially owned by the shareholder; and

•	any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act.

At the request of the Board of Directors, any person nominated by a shareholder for election as a Director shall furnish to our Secretary that information required to be set forth in the shareholder’s notice of nomination which pertains to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare at the meeting, and the defective nomination shall be disregarded.

Notices of intention to present nominees should be addressed to:

Guangyuan, Hu, Secretary

Cougar Holdings, Inc.

No. 10, Gongnong Road, Qiaokou District

Wuhan, Hubei 430035, P.R. of China

Phone: 011-86-1380-714-8833

Fax: 011-86-27-85499001

Email: huger@vip.163.com

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

[FRONT]

Cougar Holdings, Inc.

[Shareholder Information]

Mark this box with an X if you have made changes to your name or address details above.	☐

ANNUAL MEETING PROXY CARD

A. Election of Directors

To elect the following four (4) nominees as Directors of the Company

The Board of Directors recommends a vote FOR all of the nominees.

	For	Withhold
Yuankun Gao	☐	☐
Hongdun Zhou	☐	☐
Huajun Yu	☐	☐
Limin Chen	☐	☐

B. Proposals

The Board of Directors recommends a vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
1. To ratify the appointment of PKF (Hong Kong) as our independent registered public accountants for the year ending December 31, 2006.	☐	☐	☐

The shareholders will also act on any other business that may properly come before the meeting.

Mark here if you plan to attend the meeting	☐

C Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

Signature 1	Signature 2	Date:

[REVERSE]

Proxy for Common Shareholders — Cougar Holdings, Inc.

2006 ANNUAL MEETING OF SHAREHOLDERS – MAY 25 2006

The undersigned, revoking all prior proxies, hereby appoints Mr. Hongdun Zhou and Mr. Huajun Yu, and each of them, with full power of substitution, as proxies to represent and vote as designated hereon, all shares of common stock of Cougar Holdings, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Shareholders of the Company to be held on May 25 2006, at 10:00 a.m. (Local Time) and at any adjournments thereof.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting, or any adjournments thereof. Attendance of the undersigned at the 2006 Annual Meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned revokes this proxy in writing. This proxy is solicited on behalf of the Board of Directors. Please fill in, date, sign and mail this proxy card promptly using the enclosed postage-paid return envelope.

c/o Madison Stock Transfer, Inc.

P.O. Box 145

Brooklyn, N.Y. 11229

Your vote is important. Please vote immediately.

Unless otherwise instructed, this proxy will be voted in accordance with the recommendations of the Board of Directors.